                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                      Event Reported): September 17, 1998




                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




       Florida                        0-21835                  59-2754337
----------------------------        ------------          -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)




       1500 West University Parkway
           Sarasota, Florida                                    34232
------------------------------------------                   ------------
 (Address of principal executive offices                      (Zip Code)




Registrant's telephone number, including area code:          941-362-1200

ITEM 5.           OTHER EVENTS.

PRESS RELEASE

         On September 17, 1998, the Company issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on October 15, 1998, to shareholders of record on September 30, 1998.

         On November 10, 1998, the Company issued the press release attached hereto as Exhibit 99.2 announcing its plans to form joint-venture company in China.

         On November 13, 1998, the Company issued the press release attached hereto as Exhibit 99.3 announcing earnings for the quarter ended September 30, 1998.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
       Number                        Exhibit Description
      --------                       -------------------
       99.1       Press Release of the Registrant dated September 17, 1998.

       99.2       Press Release of the Registrant dated November 10, 1998.

       99.3       Press Release of the Registrant dated November 13, 1998.



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


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SUN HYDRAULICS CORPORATION



                                      By:  /s/ Richard J. Dobbyn
                                         -------------------------------------
                                           Richard J. Dobbyn
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)


Dated:  November 16, 1998



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


                                 EXHIBIT INDEX

      Exhibit
      Number                        Exhibit Description
      -------                       -------------------
       99.1       Press Release of the Registrant dated September 17, 1998.

       99.2       Press Release of the Registrant dated November 10, 1998.

       99.3       Press Release of the Registrant dated November 13, 1998.



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